Exhibit 10.2

Execution Text

To:     XL Capital Ltd
           X.L. America, Inc.
           XL Insurance (Bermuda) Ltd
           XL Re Ltd

           (the Obligors)

Letter of Amendment - Letter of Credit and Reimbursement Agreement

16 May, 2006

Dear Sirs

£500,000,000 letter of credit and reimbursement agreement dated 14 March 2006 between the Obligors, the Lenders, Citibank International PLC as Agent and Security Trustee, Barclays Capital and Citigroup Global Markets Limited as Arrangers (the Facility Agreement)

We refer to the Facility Agreement.

Capitalised terms defined in the Facility Agreement have the same meaning when used in this Letter of Amendment unless otherwise defined in this Letter of Amendment or where the context so requires.

1.	Amendments

It is hereby agreed that the Facility Agreement shall be amended as follows (and in the order set out below).

(a)
The definition of Significant Subsidiary in clause 1.1 (Defined Terms) shall be amended by adding the following words immediately before the semi-colon at the end of that definition: “(but for the avoidance of doubt none of Security Capital Assurance Ltd or any of its subsidiaries shall be a “Significant Subsidiary” for the purposes of this Agreement).”

(b)	The definition of Subsidiary in clause 1.1 (Defined Terms) shall be amended as follows:

(i) the full stop at the end of the first sentence shall be deleted and replaced with a semi-colon; and

(ii) the following words shall be added to the end of that sentence:

“provided, however, that for the purposes of this Agreement, neither Security Capital Assurance Ltd nor any of its subsidiaries shall be a “Subsidiary” of any Obligor.”

(c)	Clause 17.14 shall be amended as follows:

The words “31 December, 2005” shall be deleted and replaced with “31 March, 2006”.

(d) Clause 19.2 shall be amended by deleting the word “or” at the end of Clause 19.2(d), by replacing the full-stop at the end of Clause 19.2(e) with a semi-colon and the word “or”, and by adding a new clause 19.2(f) as follows:

“(f) the disposition of Security Capital Assurance Ltd and its subsidiaries by the Account Party and its Subsidiaries.”

(e) Schedule 3 to the Facility Agreement is hereby deleted and replaced in its entirety with Schedule 3 attached hereto at Annex 1 to this Letter of

Amendment.

2. Representations and Warranties

Each Obligor represents and warrants that:

(a)
it has full power and authority to enter into and deliver this Letter of Amendment agreement and that such execution and delivery has been duly authorised by all necessary corporate action of the Account Party and each other Obligor; and

(b) the Representations are true in all material respects as if made on the date of the last Obligor’s countersignature of this Letter of Amendment.

3. Confirmation

Each party hereto agrees that any and all references to the Facility Agreement in any of the Finance Documents shall be construed as references to the Facility Agreement as amended, modified or varied in accordance with the terms of this Letter of Amendment.

Each Obligor hereby confirms that the Guaranteed Obligations as set out in Clause 16 (Guarantee and Indemnity) of the Facility Agreement extend to the Guaranteed Obligations under the Facility Agreement as amended by this Letter of Amendment, and that the terms of Clause 16, and each guarantee and indemnity given thereunder, shall continue in full force and effect.

4. Costs and Expenses

The Account Party shall reimburse the Agent for its reasonable costs and expenses together with any VAT thereon incurred directly in connection with this Letter of Amendment.

5. Counterparts

This Letter of Amendment may be signed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Letter of Amendment.

6. Nature of the Document

This Letter of Amendment shall be a Finance Document.

7. Miscellaneous

Other than the amendments contained in this Letter of Amendment, the Facility Agreement and the rights and obligations contained therein shall continue in full force and effect.

8.	Governing Law

This letter is governed by English law.

Please confirm your agreement to the matters set out in this Letter of Amendment by countersigning and returning to us a copy of this Letter of Amendment.

Yours faithfully,

……/s/ Sonia Gosparini………
for and on behalf of
CITIBANK INTERNATIONAL PLC
as Agent, for itself and the Lenders

We agree to the above

……/s/ Brian M. O’Hara………
for and on behalf of
XL CAPITAL LTD

……/s/ Gabriel C. Carino………
for and on behalf of
X.L. AMERICA, INC.

……/s/ Brian M. O’Hara…………
for and on behalf of
XL INSURANCE (BERMUDA) LTD

……/s/ Brian M. O’Hara…………
for and on behalf of
XL RE LTD